Capital structure and financing	12 Months Ended
Dec. 31, 2020
Share Capital, Reserves And Other Equity Interest And Financial Instruments [Abstract]
Capital structure and financing	Capital structure and financingShare capital, share premium and reserves
Common shares are classified as equity. Incremental costs directly attributable to the issue of new shares are shown in equity as a deduction from the proceeds.
Where any Group company purchases the Company’s share capital, the consideration paid, including any directly attributable incremental costs, is shown under Treasury shares and deducted from equity attributable to the Company’s equity holders until the shares are canceled, reissued or disposed of. Where such shares are subsequently sold or reissued, any consideration received, net of any directly attributable incremental costs and the related income tax effects is included in equity attributable to the Company’s equity holders.
Share capital, share premium

	2020	2019
Authorized and registered share capital (number of shares)	133,333,200	133,333,200
Subscribed and fully paid up share capital (number of shares)	101,739,217	101,739,217
Par value per share	1.50	1.50
Share capital (US$ millions)	153	153
Share premium (US$ millions)	478	480
Total (US$ millions)	630	633

Other equity reserves

	Legal reserve	Equity settled transaction reserve	Hedge reserve	Currency translation reserve	Pension obligation reserve	Total
	(US$ millions)
As of January 1, 2018	16	46	0	(531)	(3)	(472)
Share based compensation	—	22	—	—	—	22
Issuance of shares – 2015, 2016, 2017 LTIPs	—	(22)	—	—	—	(22)
Remeasurements of post-employment benefit obligations	—	—	—	—	0	1
Cash flow hedge reserve movement	—	—	(1)	—	—	0
Currency translation reserved recycled to statement of income	—	—	0	—	—	—
Currency translation movement	—	—	—	(68)	—	(67)
As of December 31, 2018	16	47	(1)	(599)	(3)	(538)
Share based compensation	—	29	—	—	—	29
Issuance of shares –2016, 2017, 2018 LTIPs	—	(25)	—	—	—	(25)
Remeasurements of post-employment benefit obligations	—	—	—	—	—	—
Cash flow hedge reserve movement	—	—	(16)	—	—	(16)
Currency translation reserved recycled to statement of income	—	—	—	—	—	—
Currency translation movement	—	—	—	(2)	—	(2)
Effect of restructuring in Tanzania				9		9
As of December 31, 2019	16	52	(18)	(593)	(2)	(544)
Share based compensation	—	24	—	—	—	24
Issuance of shares –2017, 2018, 2019 LTIPs	—	(26)	—	—	—	(26)
Remeasurements of post-employment benefit obligations	—	—	—	—	(2)	(2)
Cash flow hedge reserve movement	—	—	(1)	—	—	(1)
Currency translation reserved recycled to statement of income	—	—	—	—	—	—
Currency translation movement	—	—	—	(12)	—	(12)
As of December 31, 2020	16	50	(19)	(605)	(4)	(562)
Legal reserve If Millicom International Cellular S.A. reports an annual net profit on a non-consolidated basis, Luxembourg law requires appropriation of an amount equal to at least 5% of the annual net profit to a legal reserve until such reserve equals 10% of the issued share capital. This reserve is not available for dividend distribution. No appropriation was required in 2019 or 2020 as the 10% minimum level was reached in 2011 and maintained each subsequent year.Equity settled transaction reserve The cost of LTIPs is recognized as an increase in the equity-settled transaction reserve over the period in which the performance and/or service conditions are rendered. When shares under the LTIPs vest and are issued the corresponding reserve is transferred to share premium.Hedge reserve The effective portions of changes in value of cash flow hedges are recorded in the hedge reserve (see note C.1. ).Currency translation reserve In the financial statements, the relevant captions in the statements of financial position of subsidiaries without US dollar functional currencies are translated to US dollars using the closing exchange rate. Statements of income or statement of income captions (including those of joint ventures and associates) are translated to US dollars at monthly average exchange rates during the year. The currency translation reserve includes foreign exchange gains and losses arising from these translations. When the Group disposes of or loses control or significant influence over a foreign operation, exchange differences that were recorded in equity are recognized in the consolidated statement of income as part of gain or loss on sale or loss of control and/or significant influence.Dividend distributions
On June 25, 2020, as a result of the uncertainties triggered by the COVID-19 pandemic and Group's shareholders consciousness to protect the Group's liquidity, the shareholders decided not to proceed to the payment of a dividend related to 2019 profits.
On May 2, 2019, a dividend distribution of $2.64 per share from Millicom’s retained profits at December 31, 2018, was approved by the shareholders at the AGM and paid in equal portions in May and November 2019.
On May 4, 2018, a dividend distribution of $2.64 per share from Millicom’s retained profits at December 31, 2017, was approved by the shareholders at the AGM and paid in equal portions in May and November 2018.
The ability of the Company to make dividend payments is subject to, among other things, the terms of indebtedness, legal restrictions and the ability to repatriate funds from Millicom’s various operations. At December 31, 2020, $310 million (December 31, 2019: $306 million; December 31, 2018: $324 million) of Millicom’s retained profits represent statutory reserves that are unavailable to be distributed to owners of the Company.Debt and financing
Debt and financing by type (i)

	Note	2020	2019
		(US$ millions)
Debt and financing due after more than one year
Bonds	C.3.1.	4,253	4,067
Banks	C.3.2.	1,337	1,805
Other financing (ii)		41	43
Total non-current financing		5,631	5,915
Less: portion payable within one year		(54)	(129)
Total non-current financing due after more than one year		5,578	5,786
Debt and financing due within one year
Bonds	C.3.1.	44	46
Banks	C.3.2.	15	11
Total current debt and financing		59	57
Add: portion of non-current debt payable within one year		54	129
Total		113	186
Total debt and financing		5,691	5,972
(i)    See note D.1.1 for further details on maturity profile of the Group debt and financing.
(ii) In July 2018, the Company issued a COP144,054.5 million /$50 million bilateral facility with IIC (Inter-American Development Bank) for a USD indexed to COP Note. The note bears interest at 9.450% p.a.. This COP Note is used as net investment hedge of the net assets of our operations in Colombia.

Debt and financing by location

	2020	2019
	(US$ millions)
Millicom International Cellular S.A. (Luxembourg)	2,504	2,773
Colombia	803	827
Paraguay	738	502
Bolivia	337	350
Panama	869	918
Tanzania	203	186
Costa Rica	119	148
El Salvador	118	268
Total debt and financing	5,691	5,972
Debt and financings are initially recognized at fair value, net of directly attributable transaction costs. They are subsequently measured at amortized cost using the effective interest rate method or at fair value. Amortized cost is calculated by taking into account any discount or premium on acquisition and any fees or costs that are an integral part of the effective interest rate. Any difference between the initial amount and the maturity amount is recognized in the consolidated statement of income over the period of the borrowing. Borrowings are classified as current liabilities, unless the Group has an unconditional right to defer settlement of the liability for at least 12 months from the statement of financial position date.Bond financing
Bond financing

	Note	Country	Maturity	Interest Rate %	2020	2019
					(US$ millions)
SEK Variable Rate Notes	1	Luxembourg	2024	STIBOR (i) + 2.350%	241	211
USD 4.500% Senior Notes	2	Luxembourg	2031	4.500%	494	—
USD 6.625% Senior Notes	3	Luxembourg	2026	6.625%	495	495
USD 6.000% Senior Notes	4	Luxembourg	2025	6.000%	—	492
USD 6.250% Senior Notes	5	Luxembourg	2029	6.250%	743	743
USD 5.125% Senior Notes	6	Luxembourg	2028	5.125%	493	493
USD 5.875% Senior Notes	7	Paraguay	2027	5.875%	558	296
PYG 8.750% Notes (tranche A)	7	Paraguay	2024	8.750%	17	18
PYG 9.250% Notes (tranche B)	7	Paraguay	2026	9.250%	7	8
PYG 10.000% Notes (tranche C)	7	Paraguay	2029	10.000%	9	10
PYG 9.250% Notes (tranche D)	7	Paraguay	2026	9.250%	1	2
PYG 10.000% Notes (tranche E)	7	Paraguay	2029	10.000%	4	4
PYG 9.250% Notes (tranche F)	7	Paraguay	2027	9.250%	2	—
PYG 10.000% Notes (tranche G)	7	Paraguay	2030	10.000%	3	—
BOB 4.750% Notes	8	Bolivia	2020	4.750%	—	30
BOB 4.050% Notes	8	Bolivia	2020	4.050%	—	4
BOB 5.800% Notes	8	Bolivia	2026	5.800%	50	0
BOB 4.850% Notes	8	Bolivia	2023	4.850%	42	57
BOB 3.950% Notes	8	Bolivia	2024	3.950%	29	36
BOB 4.600% Notes	8	Bolivia	2024	4.600%	40	40
BOB 4.300% Notes	8	Bolivia	2029	4.300%	19	21
BOB 4.300% Notes	8	Bolivia	2022	4.300%	20	26
BOB 4.700% Notes	8	Bolivia	2024	4.700%	28	32
BOB 5.300% Notes	8	Bolivia	2026	5.300%	11	13
BOB 5.000% Notes	8	Bolivia	2026	5.000%	61	61
UNE Bond 1 (tranches A and B)	9	Colombia	2020	CPI + 5.10%	—	46
UNE Bond 2 (tranches A and B)	9	Colombia	2023	CPI + 4.76%	44	46
UNE Bond 3 (tranche A)	9	Colombia	2024	9.350%	47	49
UNE Bond 3 (tranche B)	9	Colombia	2026	CPI + 4.15%	74	78
UNE Bond 3 (tranche C)	9	Colombia	2036	CPI + 4.89%	37	38
UNE Bond 6.600%	9	Colombia	2030	6.600%	44	—
USD 4.500% Senior Notes	10	Panama	2030	4.500%	586	585
Cable Onda Bonds 5.750%	10	Panama	2025	5.750%	99	184
Total bond financing					4,297	4,113
(i)    STIBOR – Swedish Interbank Offered Rate.
(1)    SEK Notes
In May 2019, MIC S.A. completed its offering of a SEK 2 billion floating rate senior unsecured sustainability bond due 2024. The bond carries a floating coupon of 3-month Stibor+235bps which we swapped with various banks to hedge its interest rate exposure, pursuant to which it will effectively pay fixed-rate coupons in US dollars between 4.990% and 4.880% (see D.1.2.). The bond has been listed and commenced trading on the Nasdaq Stockholm sustainable bond list on June 12, 2019. Millicom is using the net proceeds of the bond in accordance with the Sustainability Bond Framework which includes both environmental and social investments such as in energy efficiencies, and the expansion of its fixed and mobile networks. Cost of issuance of $2.4 million is amortized over the five year life of the bond (the effective interest rate is 2.600%)
(2)    USD 4.500% Senior Notes
On October 19, 2020, MIC S.A. issued $500 million aggregate principal amount of 4.500% Senior Notes due 2031. The Notes bear interest at 4.500% p.a., payable semiannually in arrears on each interest payment date. Proceeds were used to early redeem MIC S.A.'s $500 million 6.000% Senior Notes due 2025 - see below. Costs of issuance of $5.5 million is amortized over the eleven-year life of the notes (the effective interest rate is 4.800%).
(3)    USD 6.625% Senior Notes
In October 2018, MIC S.A. issued $500 million aggregate principal amount of 6.625% Senior Notes due 2026. The Notes bear interest at 6.625% p.a., payable semiannually in arrears on each interest payment date. Proceeds were used to finance Cable Onda’s acquisition. Costs of issuance of $6 million is amortized over the eight-year life of the notes (the effective interest rate is 6.750%).
(4)    USD 6.000% Senior Notes
In March 2015, MIC S.A. issued a $500 million 6.000% fixed interest rate notes repayable in ten years, to repay the El Salvador 8.000% senior notes and for general corporate purposes. The notes had an effective interest rate of 6.132%. A total amount of $9 million of withheld and upfront costs were being amortized over the ten-year life of the bond. On April 8, 2019, the Group obtained consents from the holders of its $500 million 6.000% notes to amend certain provisions of the indenture governing the notes. MIC S.A. made a cash payment of $1 million (equal to $2.50 per $1,000 principal amount of Notes to holders of the Notes).
On October 19, 2020, Millicom announced the early redemption of these Senior Notes which took place on October 29, 2020 at a redemption price equal to 103.0% of the principal amount redeemed plus accrued and unpaid interest. The early redemption premium amounted to $15 million and the remaining unamortized deferred costs to $7 million. These were recognized under "Interest and other financial expenses" in the Group's statement of income.
(5)    USD 6.250% Senior Notes
In March 2019, MIC S.A. issued $750 million of 6.250% notes due 2029. The notes bear interest at 6.250% p.a., payable semi-annually in arrears on March 25 and September 25 of each year, starting on September 25, 2019. The net proceeds were used to finance, in part, the completed Telefonica CAM Acquisitions (see note A.1.2.). Costs of issuance of $8.2 million are amortized over the ten-year life of the notes (the effective interest rate is 6.360%).
(6)    USD 5.125% Senior Notes
In September 2017, MIC S.A. issued a $500 million, ten-year bond due January 2028, with an interest rate of 5.125%. Costs of issuance of $7 million are amortized over the ten year life of the notes (effective interest rate is 5.240%).
(7)    PYG Notes
In April 2019, Telefónica Celular del Paraguay S.A.E. (Telecel) issued $300 million 5.875% senior notes due 2027. The notes bear interest at 5.875% p.a., payable semi-annually in arrears on April 15 and October 15 of each year, starting on October 15, 2019. The net proceeds were used to finance the repurchase of the Telecel 6.750% 2022 notes. Costs of issuance of $4 million are amortized over the eight-year life of the notes (the effective interest rate is 6.000%). On January 28, 2020, Telecel issued at a premium $250 million of 5.875% Senior Notes due 2027 (the "New Notes"), representing an additional issuance from the Senior Notes described above. The New Notes are treated as a single class with the initial notes, and were priced at 106.375 for an implied yield to maturity of 4.817%. The corresponding $15 million premium received will be amortized over the Senior Notes maturity.
In June 2019, Telefónica Celular del Paraguay S.A.E. issued notes in three series under its PYG 300 billion program as follows: Series A for PYG 115 billion (approximately $18 million), with a fixed annual interest rate of 8.750%, maturing in June 2024, series B for PYG 50 billion (approximately $8 million) with a fixed annual interest rate of 9.250%, maturing in May 2026 and series C for PYG 65 billion (approximately $10 million) with a fixed annual interest rate of 10.000%, maturing in May 2029. On December 27, 2019, under the same program, they issued PYG. 35 billion (Approximately $5 million) in two tranches: (i) PYG 10 billion (approximately $2 million) which bears a fixed annual interest rate of 9.250% and matures on December 30, 2026; and (ii) PYG 25 billion (approximately $4 million) which bears a fixed annual interest rate of 10.000% and matures on December 24, 2029.
In February 2020, Telecel issued local bonds in 2 series: (i) Series 6, for an amount of PYG 15 billion (approximately $2 million) with a 9.250% interest due on January 29, 2027, and (ii) Series 7, for an amount of PYG 20 billion (approximately $3 million) with a 10% interest due on January 31, 2030.
In May 2020, Telefónica Celular del Paraguay, S.A.E.. completed the acquisition of another Millicom subsidiary in Paraguay - Mobile Cash Paraguay S.A , and further on June 30, 2020, the acquisition of Servicios y Productos Multimedios S.A.. Effective as of those dates, these new entities now form part of the borrower's group for the purposes of the $550 million 5.875% Senior Notes due 2027 issued by Telefónica Celular del Paraguay, S.A.E.. In addition, as of July 7, 2020 Servicios y Productos Multimedios S.A. became guarantor of the 5.875% Notes due 2027.
(8)    BOB Notes
In May 2012, Telefónica Celular de Bolivia S.A. issued BOB 1.36 billion of notes repayable in installments until April 2, 2020. Distribution and other transaction fees of BOB5 million reduced the total proceeds from issuance to BOB 1.32 billion ($191 million). The bond has a 4.750% per annum coupon with interest payable semi-annually in arrears in May and November each year. The effective interest rate is 4.790%. These bonds are listed on the Bolivia Stock Exchange.
In November 2015, they issued BOB 696 million (approximately $100 million) of notes in two series, series A for BOB 104.4 million (approximately $15 million), with a fixed annual interest rate of 4.050%, maturing in August 2020 and series B for BOB 591.6 million (approximately $85 million) with a fixed annual interest rate of 4.850%, maturing in August 2023. The bond has coupon with interest payable semi-annually in arrears in March and September during the first two years, thereafter each February and August. The effective interest rate is 4.840%. These bonds are listed on the Bolivia Stock Exchange.
In August 2016, Telefónica Celular de Bolivia S.A.. issued a new bond for a total amount of BOB 522 million consisting of two tranches (approximately $50 million and $25 million, respectively). Tranche A and B bear fixed interest at 3.950% and 4.300%, and will mature in June 2024 and June 2029, respectively. These bonds are listed on the Bolivia Stock Exchange.
In October 2017, they placed approximately $80 million of local currency bonds in three tranches, which will mature in 2022, 2024 and 2026 with a 4.300% , 4.700% and 5.300% respectively. These bonds are listed on the Bolivia Stock Exchange.
In July 2019 they issued two bonds one for BOB 420 million (approximately $61 million) with a 5.000% coupon maturing on August 2026 and another one for BOB 280 million (approximately $40 million) with a 4.600% coupon maturing on August 2024. Interest payments is semiannual and both bonds are listed on the Bolivia Stock Exchange.
In December 2020, Telefónica Celular de Bolivia S.A. issued BOB 345 million (approximately $50 million) senior notes due 2026.
(9)    UNE Bonds
In March 2010, UNE issued a COP300 billion (approximately $126 million) bond consisting of two tranches with five and ten-year maturities. Interest rates are either fixed or variable depending on the tranche. Tranche A bears variable interest, based on CPI, in Colombian peso and paid in Colombian peso. Tranche B bears variable interest, based on fixed term deposits, in Colombian peso and paid in Colombian peso. UNE applied the proceeds to finance its investment plan. Tranche A matured in March 2015 and tranche B matured in March 2020.
In May 2011, UNE issued a COP300 billion (approximately $126 million) bond consisting of two equal tranches with five and twelve-year maturities. Interest rates are variable and depend on the tranche. Tranche A had variable interest, based on CPI, in Colombian peso and paid in Colombian peso. Tranche B bears variable interest, based on CPI, in Colombian peso and paid in Colombian peso. UNE applied the proceeds to finance its investment plan. Tranche A matured in October 2016 and tranche B will mature in October 2023.
In May 2016, UNE issued a COP540 billion bond (approximately $176 million) consisting of three tranches (approximately $52 million, $83 million and $41 million respectively). Interest rates are either fixed or variable depending on the tranche. Tranche A bears fixed interest at 9.350%, while tranche B and C bear variable interest, based on CPI, (respective margins of CPI + 4.150% and CPI + 4.890%), in Colombian peso. UNE applied the proceeds to finance its investment plan and repay one bond (COP150 billion tranche). Tranches A, B and C will mature in May 2024, May 2026 and May 2036, respectively.
In March 2020, UNE issued local bonds for an amount of COP 150 billion (approximately $44 million) to repay an existing bond for the same value, with a 6.600% fixed rate for 10 years.
(10) Cable Onda Bonds
In August 2015, Cable Onda issued local bonds in Panama for a total amount of $185 million. These bonds are listed on the Panama Stock Exchange and bear a fixed annual interest of 5.750% and are due in August 2025. In December 2020, Cable Onda early repaid $85 million on these bonds, at par.
In November 2019, Cable Onda issued $600 million aggregate principal amount of 4.500% senior notes due 2030 payable in U.S. dollars, registered with the Superintendencia del Mercado de Valores de Panamá and listed on the Luxembourg Stock Exchange and on the Panamá Stock Exchange.  The Notes bear interest from November 1, 2019 at a rate of 4.500% per annum, payable on January 30, 2020 for the first payment and thereafter semiannually in arrears on each interest payment date. The proceeds were used to fund the Panama Acquisition and to refinance certain local financing. Costs of issuance of $16 million, which include an original issue discount (OID) is amortized over the ten-year life of the notes (the effective interest rate is 4.690%).Bank and Development Financial Institution financing

	Note	Country	Maturity range	Interest rate	2020	2019
					(US$ millions)
Fixed rate loans
PYG Long-term loans	1	Paraguay	2020-2026	Fixed	137	166
USD - Long-term loans	2	Panama	2024-2025	Fixed	185	150
BOB Long-term loans	3	Bolivia	2023-2025	Fixed	37	31
Variable rate loans
USD Long-term loans	4	Costa Rica	2023	Variable	119	148
USD Long-term loans	5	Tanzania	2021-2025	Variable	162	171
TZS Long-term loans	5	Tanzania	2021-2025	Variable	41	14
USD Short-term loans	8	Luxembourg	2024	Libor + 3.00%	—	298
USD Long-term loans(i)	8	Luxembourg	2024	Variable	(5)	—
COP Long-term loans	6	Colombia	2025-2030	Variable	262	274
USD Long-term loans	6	Colombia	2024	Variable	296	295
USD Credit Facility / Senior Unsecured Term Loan Facility	7	El Salvador	2021-2023	Variable	118	268
Total Bank and Development Financial Institution financing					1,353	1,817
(i)     Relates to the amortized costs of the undrawn RCF that Micsa entered in October 2020 -see note 8,
1.Paraguay
In October 2015, Telefónica Celular del Paraguay S.A.E. entered into a five -year loan facility with Banco Itau for PGY 257,700 million (approximately $40 million) which bears a fixed annual interest rate. The final maturity of the loan was on September 10, 2020.
In July 2017, Telefónica Celular del Paraguay S.A.E executed a five-year loan agreement with the IPS (Instituto de Prevision Social) and the Inter-American Development Bank, who acts as a guarantor, for a total amount of PYG $367,000 million (approximately $66 million). The loan, denominated in PYG with the final maturity in 2022. The guarantee under this facility is counter-guaranteed by MICSA.
In July 2018, Telefónica Celular del Paraguay S.A.E. executed a seven-year loan with Regional Bank for PYG 115,000 million (approximately $18 million with a final maturity in 2025.
In January 2019, Telefónica Celular del Paraguay S.A.E. obtained a seven-year loan from BBVA Bank for PYG 177,000 million which is due on November, 26, 2025.
In September 2019, Telefónica Celular del Paraguay S.A.E. executed an amended and restated agreement with Banco Continental S.A.E.C.A., to consolidate three existing loans, for a PYG 370,000 million (approximately $57 million). The new loan has a maturity of 7 years.
In January 2020, Telecel refinanced its previous loan with Banco Itaú and obtained a new long-term loan from Banco Itaú Paraguay S.A., for Gs. 154.6 billion (approximately $24 million) , amortizing semi-annually and maturing on December 27, 2024.
In December 2020, Telecel executed a credit agreement with Banco Continental S.A.E.C.A for PYG 200,000 million (approximately $29 million using the exchange rate as of December 31, 2020) with a duration of 2.5 years. Main aim is to refinance outstanding bank loans with maturities from 2021 to 2023.
2.Panama
In August 2019, Cable Onda S.A entered into two credit agreements, one with Banco Nacional de Panama S.A , for $75 million which bears a fixed interest and has a 5 year duration and another one with the Bank of Nova Scotia (Sucursal Panama) for $75 million with a fixed interest and a five year duration to finance and refinance working capital and capital expenditures. In October 2020, $50 million have been early repaid on the $75 million credit agreement with Banco Nacional de Panama S.A..
In December 2020, Cable Onda S.A. executed a credit agreement with Bank of Nova Scotia with a 60 month duration for $110 million divided into 2 tranches. Tranche A ($85 million) was disbursed on December 2020 to partially recall the Local Bond ($85 million) and Tranche B is expected to be disbursed in Q1 2021.
3.Bolivia
In June 2018, Telefónica Celular de Bolivia S.A.. entered into a two tranche loan agreement with Banco BISA S.A for BOB 69.6 million (approximately $10 million) each, with a fixed interest rate. The loans have a term of 7 years.
In November 2019, they executed a new loan with Banco de Crédito de Bolivia S.A for Bs. 78 million (approximately $11 million), with semiannual payments and a fixed interest rate. The loan has a term of 4 years.
4.Costa Rica
In April 2018, Millicom Cable Costa Rica S.A. entered into a $150 million variable rate syndicated loan with Citibank as agent. In June 2020, Millicom Cable Costa Rica S.A partially repaid an amount of $30 million of this loan.
In June 2018, Millicom Cable Costa Rica S.A. entered into a cross currency swap to hedge part of the principal of the loan against interest rate and currency risks. Interest rate and currency swap agreements had been made on $35 million of the principal amount and interest rate swaps for an additional $40 million. In October 2018, Millicom Costa Rica S.A. entered into a currency swap to hedge part of the principal of the loan against currency risks. The currency swap agreement had been made on $35 million of the principal amount. Finally on April 2019, Millicom Cable Costa Rica S.A. entered into another cross currency swap to hedge part of the principal of the loan against interest rate and currency risks. Interest rate and currency swap agreements had been made on $37 million of the principal amount and interest rate swaps for an additional $38 million.
5.Tanzania
In June 2019, MIC Tanzania Public Limited Company entered into a syndicated loan facility agreement with the Standard Bank of South Africa acting as an agent and a consortium of banks acting as the original lenders, for $174.75 million (tranche A) and TZS103,000 million (tranche B - approximately $45 million) which bears variable interests: for Tranche A Libor plus a margin and for Trance B T-Bill rate plus a margin. The facility agreement has an all asset debenture securing the whole amount, as well as a pledge over the shares of the immediate holding company of the borrower. The Facility was amended and restated in December 2019 and maturity was extended to 66 months and 100% of the USD portion and TZS 34 billion (approximately $15 million) were disbursed. In January 2020, TZS 35 billion (approximately $15 million) were disbursed and the last tranche of TZS 34 billion (approximately $15 million) was disbursed in February 2020.
6. Colombia
In December 20, 2019, our operation in Colombia executed an amendment to the $300 million loan between Colombia Móvil S.A. E.S.P. as borrower and UNE EPM Telecomunicaciones S.A., as guarantor with a consortium of banks to extend the maturity for 5 years (now due on December 20, 2024) and lower the applicable margin.
In September and November 2020, Colombia executed 4 new cross currency swaps of $25 million each with Bancolombia, JP Morgan and BBVA to complete $100 million and hedge the exposure of a portion of the $300 million syndicated loan, fixing the exchange rate on average to USD/COP 3.682 and interest rate of 5.35%.
7. EL Salvador
On April 15, 2016, Telemovil El Salvador, S.A. de C.V. executed a senior unsecured term loan facility up to $50 million maturing in April 2021 and bearing variable interest per annum, which was restated and amended as of May 30, 2017, for a second tranche of $50 million. This facility is guaranteed by MICSA.. Later on, in January 2018, Telemovil El Salvador entered into a second amended and restated agreement with Scotiabank for a third tranche of $50 million with variable rate and with a 5-year bullet repayment, also guaranteed by MICSA.
In addition, the company executed an interest rate swap with Scotiabank to fix interest rates for up to $100 million of the outstanding debt.
On June 3, 2016, Telemovil El Salvador, S.A. de C.V. executed a $30 million credit facility with Citibank N.A., for general corporate purposes maturing in June 2021 and bearing variable interest rate per annum. The facility is guaranteed by MICSA..
In March 2018, Telemovil El Salvador executed a $100 million credit facility with DNB at a variable rate facility with DNB and Nordea with a 5-year bullet repayment.The facility is guaranteed by MICSA..
In June 2020, Telemovil El Salvador. S.A de C.V repaid in its entirety $150 million of the principal under a credit agreement dated January 2018 entered into with the Bank of Nova Scotia, as lender, and the Company as guarantor.
8. Luxembourg
In April 2019, MICSA. entered into a $300 million term facility agreement arranged by DNB Bank ASA, Sweden Branch and Nordea Bank Abp, Filial i Sverige. This facility has a variable interest rate and is fully drawn as at December 31, 2019 and is due on April 2024. In November 2020, MICSA prepaid the total $300 million facility.
In March 2020, MICSA drew down $400 million from the $600 million revolving credit facility it entered into in January 2017 (the "RCF"). $337 million was disbursed in March 2020 and the remaining $63 million in April 2020. The draw down had an initial six-month term and Millicom had the option to extend up to January 2022 (the maturity date of the RCF). The RCF was fully repaid on June 29, 2020.
In October 2020, MICSA. entered into a 5 year, $600 million ESG-linked revolving credit facility (the "Facility") with a syndicate of 11 commercial banks. This facility will be used to refinance the above existing multi-currency revolving credit facility which was due to expire in 2022 and for general corporate purposes.
Right of set-off and derecognition
Financial assets and financial liabilities are offset and the net amount is reported in the consolidated statement of financial position if there is a currently enforceable legal right to offset the recognized amounts and an intention to settle on a net basis, or to realize the assets and settle the liabilities simultaneously.
A financial asset (or a part of a financial asset or part of a group of similar financial assets) is derecognized when:
•    Rights to receive cash flows from the asset have expired; or
•    Rights to receive cash flows from the asset or obligations to pay the received cash flows in full without material delay have been transferred to a third party under a “pass-through” arrangement; and the Group has either transferred substantially all the risks and rewards of the asset or the control of the asset.
When rights to receive cash flows from an asset have been transferred or a pass-through arrangement concluded, an evaluation is made if and to what extent the risks and rewards of ownership have been retained. When the Group has neither transferred nor retained substantially all of the risks and rewards of the asset, nor transferred control of the asset, the asset is recognized to the extent of the Group’s continuing involvement in the asset. In that case, the Group also recognizes an associated liability. The transferred asset and the associated liability are measured on a basis that reflects the rights and obligations that the Group has retained. Continuing involvement that takes the form of a guarantee over the transferred asset is measured at the lower of the original carrying amount of the asset and the maximum amount of consideration that the Group could be required to repay.
A financial liability is derecognized when the obligation under the liability is discharged or canceled, or expires. When an existing financial liability is replaced by another from the same lender on substantially different terms, or the terms of an existing liability are substantially modified, such an exchange or modification is treated as the derecognition of the original liability and the recognition of a new liability. The difference in the respective carrying amounts is recognized in the statement of income.Interest and other financial expenses
The Group’s interest and other financial expenses comprised the following:

	December 31
	2020	2019	2018
	(US$ millions)
Interest expense on bonds and bank financing	(386)	(348)	(234)
Interest expense on leases	(156)	(157)	(91)
Early redemption charges	(15)	(10)	(4)
Others	(67)	(47)	(37)
Total interest and other financial expenses	(624)	(564)	(367)
Guarantees and pledged assets
Guarantees
Financial guarantee contracts issued by the Group are those contracts that require a payment to be made to reimburse the holder for a loss it incurs because the specified debtor fails to make payment when due in accordance with the terms of a debt instrument. Financial guarantee contracts are recognized initially as a liability at fair value, adjusted for transaction costs that are directly attributable to the issuance of the guarantee. Subsequently, the liability is measured at the higher of the best estimate of the expenditure required to settle the present obligation at the reporting date and the amount recognized, less cumulative amortization.
Liabilities to which guarantees are related are recorded in the consolidated statement of financial position under Debt and financing, and liabilities covered by supplier guarantees are recorded under Trade payables or Debt and financing, depending on the underlying terms and conditions.
Maturity of guarantees

	At December 31, 2020	At December 31, 2019
Terms	Outstanding and Maximum exposure(i)(ii)	Outstanding and Maximum exposure(i)(ii)
	(US$ millions)
0-1 year	59	29
1-3 years	227	134
3-5 years	—	300
Total	287	464
(i)    The outstanding exposure represents the carrying amount of the related liability at December 31.
(ii)    The maximum exposure represents the total amount of the Guarantee at December 31.
Pledged assets
As at December 31, 2020, the Group’s share of total debt and financing secured by either pledged assets, pledged deposits issued to cover letters of credit, or guarantees issued was $287 million (December 31, 2019: $464 million). Assets pledged by the Group over these debts and financings amounted to nil at December 31, 2020 (December 31, 2019: $1 million). The remainder represented primarily guarantees issued by Millicom S.A. to guarantee financings raised by other Group operating entities.
In addition to the above, on June 4, 2019, MIC Tanzania Public Limited Company entered into a loan facility agreement which was further amended and restated on December 12, 2019, with the Standard Bank of South Africa acting as an agent and a consortium of banks acting as the original lenders. The facility agreement, maturing in 2025, has an all asset debenture securing the whole amount, as well as a pledge over the shares of the immediate holding company of the borrower.Covenants Millicom’s financing facilities are subject to a number of covenants including net leverage ratio, debt service coverage ratios, or debt to earnings ratios, among others. In addition, certain of its financings contain restrictions on sale of businesses or significant assets within the businesses. At December 31, 2020, there were no breaches of financial covenants.Lease liabilities
At December 31, 2020, lease liabilities are presented in the statement of financial position as follows:

	December 31, 2020	December 31, 2019(i)
	(US$ millions)
Current	123	107
Non-Current	897	988
Total Lease liabilities	1,021	1,096
(i)    Restated as a result of the finalization of the purchase accounting of our acquisition in Panama (note A.1.2.).

As permitted under IFRS 16, Millicom has elected not to recognize a lease liability for short term leases (leases with an expected term of 12 months or less) or for leases of low value assets. Payments associated with short-term leases of equipment and vehicles and all leases of low-value assets are rather recognized on a straight-line basis as an expense in the statement of income. Short-term leases are leases with a lease term of 12 months or less. Low-value assets comprise IT equipment and small items of office furniture. In addition, certain variable lease payments are not permitted to be recognized as lease liabilities and are expensed as incurred.
The expenses relating to payments not included in the measurement of the lease liability are disclosed in operating expenses (note B.3.) and are as follows:

	2020	2019
	(US$ millions)
Expense relating to short-term leases (included in cost of sales and operating expenses)	(1)	(5)
The total cash outflow for leases in 2020 was $267 million (2019: $249 million). Lease liabilities split by maturity and future cash outflows are disclosed in note D.5..
At December 31, 2020, the Group has not committed to any material leases which had not yet commenced and has no material lease contracts with variable lease payments.
The Group's leasing activities and how these are accounted for
The Group leases various lands, sites, towers (including those related to towers sold and leased back), offices, warehouses, retail stores, equipment and cars. Rental contracts are typically made for fixed periods but may have extension options as described below. Lease terms are negotiated on an individual basis and contain a wide range of different terms and conditions. The lease agreements do not impose any covenants, but leased assets may not be used as security for borrowing purposes.
Through December 31, 2018, leases of property, plant and equipment were classified as either finance or operating leases. Under IAS 17, leases which transferred substantially all risks and benefits incidental to ownership of the leased item to the lessee were capitalized at the inception of the lease. The amount capitalized was the lower of the fair value of the asset or the present value of the minimum lease payments. Payments made under operating leases (net of any incentives received from the lessor) were charged to the statement of income on a straight-line basis over the period of the lease.
Still under IAS 17, the sale and leaseback of towers and related site operating leases and service contracts were accounted for in accordance with the underlying characteristics of the assets, and the terms and conditions of the lease agreements. When sale and leaseback agreements were concluded, the portions of assets that will not be leased back by Millicom were classified as assets held for sale as completion of their sale was highly probable. Asset retirement obligations related to the towers were classified as liabilities directly associated with assets held for sale. On transfer to the tower companies, the portion of the towers leased back were accounted for as operating leases or finance leases according to the criteria set out above. The portion of towers being leased back represented the dedicated part of each tower on which Millicom’s equipment was located and was derived from the average technical capacity of the towers. Rights to use the land on which the towers were located were accounted for as operating leases, and costs of services for the towers were recorded as operating expenses. The gain on disposal was recognized upfront for the portion of towers that is not leased back, and was deferred and recognized over the term of the lease for the portion leased back.
From January 1, 2019, leases are recognized as a right-of-use asset and a corresponding liability at the date at which the leased asset is available for use by the Group. Each lease payment is allocated between the reduction of the liability and finance cost. The finance cost is charged to the statement of income over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the liability for each period. The right-of-use asset is depreciated over the shorter of the asset's useful life and the lease term on a straight-line basis.
Assets and liabilities arising from a lease are initially measured on a present value basis. Lease liabilities include the net present value of the following lease payments:
•fixed payments (including in-substance fixed payments), less any lease incentives receivable
•variable lease payment that are based on an index or a rate
•amounts expected to be payable by the lessee under residual value guarantees
•the exercise price of a purchase option if the lessee is reasonably certain to exercise that option, and
•payments of penalties for terminating the lease, if the lease term reflects the lessee exercising that option.
The lease payments are discounted using the interest rate implicit in the lease. As it is generally impracticable to determine that rate, the Group uses the lessee’s incremental borrowing rate, being the rate that the lessee would have to pay to borrow the funds necessary to obtain an asset of similar value in a similar economic environment with similar terms and conditions. The incremental borrowing rate applied can have a significant impact on the net present value of the lease liability recognized under IFRS 16.
The Group determines the incremental borrowing rate by country and by considering the risk-free rate, the country risk, the industry risk, the credit risk and the currency risk, as well as the lease and payment terms and dates.
The Group is also exposed to potential future increases in variable lease payments based on an index or rate, which are not included in the lease liability until they take effect. When adjustments to lease payments based on an index or rate take effect, the lease liability is adjusted against the right-of-use asset by discounting the revised lease payments using either the initial discount rate or a revised discount rate. The initial discount rate is used if future lease payments are reflecting market or index rates or if they are in substance fixed. The discount rate is revised, if a change in floating interest rates occurs. The Group reassesses the variable payment only when there is a change in cash flows resulting from a change in the reference index or rate and not at each reporting date.
According to IFRS 16, lease term is defined as the non-cancellable period for which a lessee has the right to use an underlying asset, together with both: (a) periods covered by an option to extend the lease if the lessee is reasonably certain to exercise that option; and (b) periods covered by an option to terminate if the lessee is reasonably certain not to exercise that option. The assessment of such options is performed at the commencement of a lease. As part of the assessment, Millicom introduced the 'time horizon concept': the reasonable term under which the company expects to use a leased asset considering economic incentives, management decisions, business plans and the fast-paced industry Millicom operates in. The assessment must be focused on the economic incentives for Millicom to exercise (or not) an option to early terminate/extend a contract. The Group has decided to work on the basis the lessor will generally accept a renewal/not early terminate a contract, as there is an economic incentive to maintain the contractual relationship.
Millicom considered the specialized nature of most of its assets under lease, the low likelihood the lessor can find a third party to substitute Millicom as a lessee and past practice to conclude that, the lease term can go beyond the notice period when there is more than an insignificant penalty for the lessor not to renew the lease. This analysis requires judgment and has a significant impact on the lease liability recognized under IFRS 16.
Under IFRS 16, the accounting for sale and leaseback transactions has changed as the underlying sale transaction needs to be first analyzed using the guidance of IFRS 15. The seller/lessee recognizes a right-of-use asset in the amount of the proportional original carrying amount that relates to the right of use retained. Accordingly, only the proportional amount of gain or loss from the sale must be recognized. The impact from sale and leaseback transactions was not material for Millicom Group as of the date of initial application.
Finally, the Group has taken the additional following decisions when adopting the standard:
•Non-lease components are capitalized (IFRS16.15)
•Intangible assets are out of IFRS 16 scope (IFRS16.4)
Cash and depositsCash and cash equivalents

	2020	2019
	(US$ millions)
Cash and cash equivalents in USD	619	834
Cash and cash equivalents in other currencies	256	330
Total cash and cash equivalents	875	1,164
Cash and cash equivalents include cash in hand, deposits held at call with banks and other short-term highly liquid investments with original maturities of three months or less.
Cash deposits with banks with maturities of more than three months that generally earn interest at market rates are classified as time deposits.Restricted cash

	2020	2019
	(US$ millions)
Mobile Financial Services	192	150
Others	7	5
Restricted cash	199	155
Cash held with banks related to MFS which is restricted in use due to local regulations is denoted as restricted cash. The increase is in line with the current increase in digital transactions due to the pandemic.Pledged deposits
Pledged deposits represent contracted cash deposits with banks that are held as security for debts at corporate or operational entity level. Millicom is unable to access these funds until either the relevant debt is repaid or alternative security is arranged with the lender.
At December 31, 2020, there were no non-current pledged deposits (2019: nil).
At December 31, 2020, current pledged deposits amounted to nil (2019: $1 million).Net financial obligations
Net financial obligations

	2020	2019
	(US$ millions)
Total debt and financing	5,691	5,972
Lease liabilities (i)	1,021	1,096
Gross financial obligations	6,711	7,068
Less:
Cash and cash equivalents	(875)	(1,164)
Pledged deposits	—	(1)
Time deposits related to bank borrowings	—	(1)
Net financial obligations at the end of the year	5,837	5,902
Add (less) derivatives related to debt (note D.1.2.)	12	(17)
Net financial obligations including derivatives related to debt	5,849	5,885
i)    2019 figure has been restated as a result of the finalization of the purchase accounting of our acquisition in Panama (note A.1.2.).

	Assets		Liabilities from financing activities
	Cash and cash equivalents	Other	Bond and bank debt and financing	Lease liabilities (i)	Total
Net financial obligations as at January 1, 2019	528	2	4,227	898	4,596
Cash flows	638	—	1,743	(107)	998
Scope Changes	16	—	74	210	269
Recognition / Remeasurement	—	—	—	109	109
Interest accretion	—	—	8	—	8
Foreign exchange movements	(8)	—	(16)	(6)	(14)
Transfers to/from assets held for sale	(9)	—	(53)	(8)	(52)
Transfers	—	—	3	—	3
Other non-cash movements	—	—	(14)	—	(14)
Net financial obligations as at December 31, 2019	1,164	2	5,972	1,096	5,902
Cash flows	(272)	(2)	(274)	(121)	(121)
Scope changes	—	—	—	—	—
Recognition / Remeasurement	—	—	—	68	68
Interest accretion	—	—	16	1	17
Foreign exchange movements	(17)	—	(10)	(30)	(22)
Transfers to/from assets held for sale	—	—	—	—	—
Transfers	—	—	(3)	6	3
Other non-cash movements	—	—	(10)	—	(10)
Net financial obligations as at December 31, 2020	875	—	5,691	1,021	5,837
i)    2019 figure has been restated as a result of the finalization of the purchase accounting of our acquisition in Panama (note A.1.2.).
Financial instruments
i) Equity and debt instruments
Classification
The Group classifies its financial assets in the following measurement categories:
•those to be measured subsequently at fair value either through Other Comprehensive Income (OCI), or through profit or loss, and
•those to be measured at amortized cost.
The classification depends on the Group’s business model for managing the financial assets and the contractual terms of the cash flows.
For assets measured at fair value, gains and losses will either be recorded in profit or loss or OCI. For investments in equity instruments that are not held for trading, this will depend on whether the Group has made an irrevocable election at the time of initial recognition to account for the equity investment at fair value through other comprehensive income (FVOCI).
The Group reclassifies debt investments when and only when its business model for managing those assets changes.
Measurement
At initial recognition, the Group measures a financial asset at its fair value plus, in the case of a financial asset not at fair value through profit or loss (FVPL), transaction costs that are directly attributable to the acquisition of the financial asset. Transaction costs of financial assets carried at FVPL are expensed in profit or loss.
Financial assets with embedded derivatives are considered in their entirety when determining whether their cash flows are solely payment of principal and interest.
Debt instruments
Subsequent measurement of debt instruments depends on the Group’s business model for managing the asset and the cash flow characteristics of the asset. There are three measurement categories into which the group classifies its debt instruments:
•Amortized cost: Assets that are held for collection of contractual cash flows where those cash flows represent solely payments of principal and interest are measured at amortized cost. Interest income from these financial assets is included in finance income using the effective interest rate method. Any gain or loss arising on derecognition is recognized directly in profit or loss and presented in other gains / (losses), together with foreign exchange gains and losses. Impairment losses are presented as a separate line item in the consolidated statement of income.
•    FVOCI: Assets that are held for collection of contractual cash flows and for selling the financial assets, where the assets’ cash flows represent solely payments of principal and interest, are measured at FVOCI. Movements in the carrying amount are taken through OCI, except for the recognition of impairment gains or losses, interest revenue and foreign exchange gains and losses which are recognized in profit or loss. When the financial asset is derecognised, the cumulative gain or loss previously recognized in OCI is reclassified from equity to profit or loss and recognized in ‘Other non-operating (expenses) income, net’. Interest income from these financial assets is included in finance income using the effective interest rate method. Foreign exchange gains and losses and impairment expenses are presented as ‘Other non-operating (expenses) income, net’ in the consolidated statement of income.
•    FVPL: Assets that do not meet the criteria for amortized cost or FVOCI are measured at FVPL. A gain or loss on a debt investment that is subsequently measured at FVPL is recognized in profit or loss and presented net within ‘Other non-operating (expenses) income, net’ in the period in which it arises.
Equity instruments
The Group subsequently measures all equity investments at fair value. The Group does not hold equity instruments for trading. Where the Group’s management has elected to present fair value gains and losses on equity investments in OCI, there is no subsequent reclassification of fair value gains and losses to profit or loss following the derecognition of the investment. Purchases and sales of equity instruments are recognized as of their settlement date. Dividends from such investments continue to be recognized in profit or loss as other income when the Group’s right to receive payments is established.
Otherwise, changes in the fair value of financial assets at FVPL are recognized in ‘Other non-operating (expenses) income, net’ in the consolidated statement of income as applicable. Impairment losses (and reversal of impairment losses) on equity investments measured at FVOCI are not reported separately from other changes in fair value.
Impairment
From January 1, 2018, the Group assesses on a forward looking basis the expected credit losses associated with its financial assets carried at amortized cost and FVOCI. The impairment methodology applied depends on whether there has been a significant increase in credit risk.
For trade receivables, the Group applies the simplified approach permitted by IFRS 9, which requires expected lifetime losses to be recognized from initial recognition of the trade receivables.
The provision is recognized in the consolidated statement of income within Cost of sales.
ii)    Derivative financial instruments and hedging activities
Derivatives are initially recognized at fair value on the date a derivative contract is entered into and are subsequently re-measured at fair value at each subsequent closing date. The method of recognizing the resulting gain or loss depends on whether the derivative is designated as a hedging instrument and, if so, the nature of the item being hedged. The Group designates certain derivatives as either:
a)    Hedges of the fair value of recognized assets or liabilities or a firm commitment (fair value hedge); or
b)    Hedges of a particular risk associated with a recognized asset or liability or a highly probable forecast transaction (cash flow hedge).
For transactions designated and qualifying for hedge accounting, at the inception of the transaction, the Group documents the relationship between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedging transactions. This is done in reference to the Group Treasury Policy as last updated and approved by the Audit Committee in late 2020. The Group also documents its assessment, both at hedge inception and on an ongoing basis (quarterly), of whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items.
The full fair value of a hedging instrument is classified as a non-current asset or liability when the period to maturity of the hedged item is more than 12 months and as a current asset or liability when the remaining maturity of the hedged item is less than 12 months. Trading derivatives are classified as a current asset or liability when the remaining period to maturity of the hedged item is less than 12 months.
The change in fair value of hedging instruments that are designed and qualify as fair value hedges is recognized in the statement of income as finance costs or income. The change in fair value of the hedged item attributable to the risk hedged is recorded as part of the carrying value of the hedged item and is also recognized in the statement of income as finance costs or income.
The effective portion of changes in the fair value of derivatives that are designated and qualify as cash flow hedges is recognized in other comprehensive income. Gains or loss relating to any ineffective portion is recognized immediately in the statement of income within Other non-operating (expenses) income, net. Amounts accumulated in equity are reclassified to the statement of income in the periods when the hedged item affects profit or loss.
When a hedging instrument expires or is sold, or when a hedge no longer meets the criteria for hedge accounting, any cumulative gain or loss existing in equity at that time is recycled to the statement of income within Other non-operating (expenses) income, net.
When a forecast transaction is no longer expected to occur, the cumulative gain or loss that was reported in equity is immediately transferred to the statement of income within Other non-operating (expenses) income, net.Fair value measurement hierarchy
Millicom uses the following fair value measurement hierarchy:
Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices).
Level 3 – Inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs).
The Group enters into derivative financial instruments with various counterparties, principally financial institutions with investment grade ratings. Interest rate swaps and foreign exchange forward contracts are valued using valuation techniques, which employ the use of markets observable data. The most frequently applied valuation techniques include forward pricing and swap models using present value calculations. The models incorporate various inputs including the credit quality of counterparties, foreign exchange spot and forward rates, yield curves of the respective currencies, interest rate curves and forward curves.Fair value of financial instruments
The fair value of Millicom’s financial instruments are shown at amounts at which the instruments could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The fair value of all financial assets and all financial liabilities, except debt and financing approximate their carrying value largely due to the short-term maturities of these instruments. The fair values of all debt and financing have been estimated by the Group, based on discounted future cash flows at market interest rates.
Fair values of financial instruments at December 31,

		Carrying value		Fair value
	Note	2020	2019	2020	2019
		(US$ millions)
Financial assets
Derivative financial instruments		24	—	24	—
Other non-current assets		77	66	77	66
Trade receivables, net		351	371	351	371
Amounts due from non-controlling interests, associates and joint venture partners	G.5.	296	68	296	68
Prepayments and accrued income		149	156	149	156
Supplier advances for capital expenditures		21	22	21	22
Call option (ii)	C.7.4.	3	—	3	—
Equity Investments	C.7.3.	160	371	160	371
Other current assets		181	192	181	192
Restricted cash	C.5.2.	199	155	199	155
Cash and cash equivalents	C.5.1.	875	1,164	875	1,164
Total financial assets		2,337	2,564	2,337	2,564
Current		2,143	2,460	2,143	2,460
Non-current		194	104	194	104
Financial liabilities
Debt and financing (i)	C.3.	5,691	5,972	5,572	6,229
Trade payables		334	289	334	289
Payables and accruals for capital expenditure		345	348	345	348
Derivative financial instruments		16	17	16	17
Put option liability	C.7.4.	262	264	262	264
Amounts due to non-controlling interests, associates and joint venture partners	G.5.	339	498	339	498
Accrued interest and other expenses		445	432	445	432
Other liabilities		885	399	885	399
Total financial liabilities		8,317	8,219	8,198	8,475
Current		2,145	1,949	2,145	1,949
Non-current		6,173	6,270	6,054	6,527
(i)    Fair values are measured with reference to Level 1 (for listed bonds) or 2.
(ii)    Measured with reference to Level 3, using a Monte Carlo option pricing model.
Equity investments
As at December 31, 2020 and 2019, Millicom has the following investments in equity instruments:

	2020	2019
	(US$ millions)
Investment in Jumia	—	32
Investment in HT	160	338
Equity investment - total	160	371
Jumia Technologies AG (“Jumia”)
Jumia indirectly owns a number of companies that provide online services and online marketplaces in certain countries in Africa.
In January 2019, Millicom was diluted in the capital of the company following the entry of a new investor. This triggered the recognition of a net dilution gain of $7 million in January 2019. In addition, during Q1 2019, in preparation of Jumia's IPO, Millicom relinquished its seat on the board of directors, which resulted in the loss of the Group's significant influence over Jumia. As a result, Millicom derecognized its investment in associate in Jumia and recognized it as a financial asset (equity instrument) at fair value under IFRS 9. On April 11, 2019, Jumia completed its IPO at the offer price per share of $14.5 and shares started trading on the NYSE on April 12, 2019. As a result, as of March 31, 2019, a net gain of $30 million had been recognized and reported under ‘Income (loss) from associates, net’. Post IPO, Millicom held 6.31% of the outstanding shares of Jumia.
In the course of June 2020, Millicom disposed of its entire stake in Jumia for a total net consideration of $29 million, triggering a net gain on disposal of $15 million recorded in the statement of income under ‘other operating income (expenses), net’. The changes in fair value prior to the disposal were shown under "Other non-operating (expenses) income, net" (note B.5.).
Helios Towers plc (“HT”)
In October 2019, Helios Towers plc (a company inserted as the holding company of HTA just prior to IPO) completed its IPO on the London Stock Exchange at a price of GBP 1.15 per share valuing the company at enterprise value of approximately $2.0 billion and a market capitalization of $1.45 billion.
As part of the listing process, on October 17, 2019, Millicom first was diluted as HT management exercised their IPO option rights (~4%). This event triggered the recognition of a non-cash dilution loss of $3 million recorded under ‘Income/(loss) from other joint ventures and associates’.
On the same day, Millicom resigned from its board of directors seats, which resulted in the loss of the Group's significant influence over HT. As a result, as from that date, Millicom derecognized its investment in associate in HT and recognized it as a financial asset at fair value under IFRS 9. The derecognition of the investment in associate and recognition of the equity investment in HT at a fair value of $292 million triggered the recognition of a net non-cash gain of $208 million recorded under ‘Other non-operating income (expense), net’ in the Group's statement of income. Fair value was determined using the IPO reference share price of GBP1.15.
As a result of the IPO and the subsequent exercise of the overallotment option, Millicom disposed of a portion of its ownership (in total ~20%) yielding $57 million in gross proceeds and $25 million in net proceeds after fees and Millicom's share in tax escrow of $30 million which has been deducted in full from the gain given the high level of uncertainties used in assessing the potential tax liability. These disposals triggered a loss of $32 million, as a result of the tax escrow and transaction fees, and are recorded under ‘Other operating income (expenses), net’.
During 2020, Millicom disposed of a total of 85 million shares that it owned in HT for a total net consideration of GBP 130 million ($169 million), triggering a total net gain on disposal of $6 million recorded in the statement of income under ‘Other operating income (expenses), net’.
As a result of these transactions, at December 31, 2020, Millicom owns a remaining shareholding of 7.6% in HT (2019:16.2%), valued at $160 million (level 1) at the December 31, 2020 share price (£1.53). The changes in fair value are shown under 'Other non-operating (expenses) income, net' (see note B.5.).
Call and put options
Cable Onda call and put options
As part of the acquisition of Cable Onda, the shareholders agreed on certain put and call options as follows - as amended subsequent to the acquisition of Telefonica Panama:
The 'Transaction Price' call and put options are conditional to the occurrence of certain events, such as change of control of Millicom or at any time if Millicom's non-controlling partners’ shareholdings fall below 10%, and become exercisable on the date of the Telefonica Panama closing (August 29, 2019) and extending until June 13, 2022. These put and call options are exercisable at the purchase price in the Cable Onda transaction (enterprise value of $1.46 billion), plus interest at 5% per annum (put) and at 10% per annum (call), respectively. From June 14, 2022, up to July 14, 2022, both options will be unconditional.
In addition, the parties agreed on 'Unconditional' call and put options to acquire the remaining 20% non-controlling interest in Cable Onda becoming exercisable at any time from July 15, 2022, both, at fair market value.
Millicom determined that the 'Transaction Price' put option could be exercised as a result of events falling outside of Millicom's control, and therefore that it met the criteria under IAS 32 for recognition as a liability and a corresponding equity decrease. The put option liability would be payable in Millicom's shares or in cash at the discretion of the partner. Therefore, Millicom recorded a liability for the put option at acquisition completion date of $239 million representing the present value of the redemption amount. As of December 31, 2020, the value of the 'Transaction Price' put option is lower than the 'Unconditional' put option's value, and therefore the Group recognized the put option liability at the higher of both valuations at $262 million (December 31, 2019: $264 million).
At December 31, 2020.The 'Transaction Price' call option has been valued at $3 million (December 31, 2019: nil) using a Monte Carlo simulation model. At December 31, 2020, the 'Unconditional' call option will be exercisable at fair market value and has therefore no value as at December 31, 2020 (December 31, 2019: nil).
The changes in value of the call option asset and put option liability are recorded in the Group's statement of income (see note B.5.).